UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2005
Hughes Supply, Inc.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-08772 (Commission File Number)	59-0559446 (IRS Employer Identification No.)
One Hughes Way, Orlando, Florida 32805
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (407) 841-4755
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On October 31, 2005, Hughes Supply Inc. issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, that included information regarding its results of operations and financial condition for its fiscal quarter ended October 31, 2005. This information is to be considered “filed” under the Securities Exchange Act of 1934.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
Exhibit 99.1     Press Release of Hughes Supply, Inc. dated October 31, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 1, 2005

Hughes Supply, Inc.
By:	/s/ David Bearman
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

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